UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2025 (August 14, 2025)
Commission File Number: 1-35106

AMC Networks Inc.
(Exact name of registrant as specified in its charter)

Nevada		27-5403694
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

11 Penn Plaza,
New York,	NY	10001
(Address of principal executive offices)		(Zip Code)

(212) 324-8500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMCX	The	NASDAQ	Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)

On August 10, 2025, Dr. Leonard Tow, an independent director of AMC Networks Inc. (the “Company”) and one of the three members of the Company’s Audit Committee, passed away. Dr. Tow admirably served on the board of Cablevision and then the Company as a founding director as of 2011, helping to guide the Company through his experienced leadership and sage advice. In business, Dr. Tow was a true pioneer in the cable industry, playing a major role in the creation of cable television and helping shape the modern media landscape.
On August 12, 2025, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that as a result of Dr. Tow’s passing, the Company fails to comply with the audit committee composition requirement under Nasdaq Listing Rule 5605(c)(2)(A) of the Nasdaq rules due to one vacancy on the Audit Committee and is relying on the cure provision set forth in Rule 5605(c)(4)(B). The Company further notified Nasdaq that the Company’s board of directors expects to appoint an existing member of the board of directors as the third member of the Audit Committee at the board’s next meeting.
On August 14, 2025, the Company received a notice letter from Nasdaq acknowledging that, as a result of Dr. Tow’s death on August 10, 2025, the Company is no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Board’s Audit Committee to be composed of at least three “independent directors” (as defined in Nasdaq Listing Rule 5605(a)(2)). The Nasdaq letter further provided that, pursuant to Nasdaq Listing Rule 5605(c)(4), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A), which cure period will expire upon the earlier of the Company’s next annual shareholders’ meeting or August 10, 2026; provided that, if the Company’s next annual shareholders’ meeting is held before February 6, 2026, then the Company must evidence compliance no later than February 6, 2026. The Company intends to comply fully with the audit committee composition requirements of Nasdaq Listing Rule 5605(c)(2)(A) by or before the end of the cure period.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits. The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Item

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMC Networks Inc.

Date:	August 15, 2025	By:	/s/ Anne G. Kelly
Anne G. Kelly
Executive Vice President and Corporate Secretary